Exhibit 24.1

Coca-Cola FEMSA, S.A.B. de C.V.

GRANTOR: COCA-COLA FEMSA, S.A.B. DE C.V.

Special powers of attorney in favor of Jonas Lucio Maia, Carlos Luis Díaz Sáenz, José Luis de Cortina Ochoa, Allan Israel Muñoz Parra, Gustavo Efraín Castillo Jaramillo, Alejandro González Mendívil, Carmen Beatriz Meza Aragón and Manuel Rodrigo Amaro Bolaños (the “Attorneys-in-Fact”), to be exercised jointly by any 2 (two) of them:

a)

GENERAL POWER OF ATTORNEY FOR LAWSUITS AND COLLECTIONS, SPECIAL AS TO ITS OBJECT in favor of the Attorneys-in-Fact, to be exercised in the name and on behalf of Coca-Cola FEMSA, S.A.B. de C.V. (the “Company”), pursuant to the first and fourth paragraphs of Article 2554 of the Federal Civil Code and its correlatives in the Civil Codes of the other states in the United Mexican States.

b)

GENERAL POWER OF ATTORNEY FOR ADMINISTRATIVE ACTS, SPECIAL WITH REGARD TO ITS PURPOSE in favor of the Attorneys -in-Fact, to be exercised in the name and on behalf of the Company, in accordance with the second and fourth paragraphs of Article 2554 of the Federal Civil Code and its correlatives in the Civil Codes of the other states in the United Mexican States.

The powers granted to the Attorneys-in-Fact in the preceding paragraphs are granted for the filing, in the name and on behalf of the Company, before the U.S. Securities and Exchange Commission (“SEC”), of any application for registration of securities (Form F-3 Registration Statement), pursuant to the U.S. Securities Act of 1933 (the “U.S. Securities Act of 1933”) (the “Securities Act of 1933”). Securities Act of 1933 (the “Form F-3”) and all other agreements, contracts, instruments, instruments, securities and acts relating to the Form F-3, the Attorneys-in-Fact being empowered to: (a) sign, execute and file, on behalf of the Company, the Form F-3 and any contracts, agreements or any other documents required to be filed with the SEC in connection with the Form F-3, (b) perform any act and/or proceeding before the SEC relating to the Form F-3, and (c) apply for and execute all such documents as may be necessary to obtain (i) the registration, clearance and/or approval of the SEC and (ii) any other authorization, of any nature whatsoever relating to the Form F-3.

For purposes of clarity, the powers granted herein are separate from and in addition to any other powers previously granted by the Company for the same purposes.

In the exercise of the powers granted to them, the Attorneys-in-Fact are empowered to enter into agreements and assume obligations in the name and on behalf of the Company on such terms as they deem advisable. The Attorneys-in-Fact in use of their powers may NOT in any case delegate or substitute, totally or partially, the powers granted to them; except for the general power of attorney for lawsuits and collections granted herein, which may be delegated with respect to the hiring of process agents to receive notifications from the Company abroad, including the United States of America, derived from judicial or extrajudicial procedures, under the protection of Form F-3 or any related agreement, contract or instrument.

Coca-Cola FEMSA, S.A.B. de C.V.

GRANTOR: CONTROLADORA INTERAMERICANA DE BEBIDAS, S. DE R.L. DE C.V.

Non-delegable Special Power of Attorney in favor of José Castro Godard, Jonas Lucio Maia, Carlos Luis Díaz Sáenz, José Luis de Cortina Ochoa, Gustavo Efraín Castillo Jaramillo, Gerardo Cruz Celaya, Marlene Fernanda Castillo Jiménez and Allan Israel Muñoz Parra (the “Attorneys-in-Fact”), to the effect that jointly any (2) of the Attorneys-in-Fact:

1.

Subscribe, enter into or grant stipulations in favor of third parties, guarantees and any other contracts, instruments or documents in order to unconditionally and irrevocably guarantee the payment obligations of Coca-Cola FEMSA, S.A.B. de C.V. (“KOF”) under any (i) stock certificates or other securities to be issued by KOF in the United Mexican States (“Mexico”), (ii) credit agreements entered into or to be entered into by KOF in Mexico, (iii) securities (notes) issued or to be issued by KOF under the laws of the United States of America, and (iv) credit agreements entered into or to be entered into by KOF with foreign financial institutions.

2.

Appear before a notary public or public attester, any authority, institution or any person in Mexico or abroad, to sign the agreements, contracts, instruments or documents described in (a) above, as well as to sign any other document related thereto, and sign the securities that document the stock certificates or other securities mentioned in (a) above.

Within the specialty of the power of attorney granted, the Attorneys-in-Fact will have all the general powers for acts of administration and to subscribe debt instruments, with all the general and special powers that require a special clause in accordance with the law, without any limitation, in the terms of the second paragraph of article 2554 (two thousand five hundred fifty-four) of the Federal Civil Code and its correlative articles in the Civil Codes of the other states of Mexico and article 9 (nine) of the General Law of Securities and Credit Transactions.

In the exercise of this power of attorney, the Attorneys-in-Fact may NOT delegate or substitute all or part of the powers granted to them.

Coca-Cola FEMSA, S.A.B. de C.V.

GRANTOR: REFRESCOS VICTORIA DEL CENTRO, S. DE R.L. DE C.V.

Non-delegable Special Power of Attorney in favor of José Castro Godard, Jonas Lucio Maia, Carlos Luis Díaz Sáenz, José Luis de Cortina Ochoa, Gustavo Efraín Castillo Jaramillo, Gerardo Cruz Celaya, Marlene Fernanda Castillo Jiménez and Allan Israel Muñoz Parra (the “Attorneys-in-Fact”), to the effect that jointly any (2) of the Attorneys-in-Fact:

3.

Subscribe, enter into or grant stipulations in favor of third parties, guarantees and any other contracts, instruments or documents in order to unconditionally and irrevocably guarantee the payment obligations of Coca-Cola FEMSA, S.A.B. de C.V. (“KOF”) under any (i) stock certificates or other securities to be issued by KOF in the United Mexican States (“Mexico”), (ii) credit agreements entered into or to be entered into by KOF in Mexico, (iii) securities (notes) issued or to be issued by KOF under the laws of the United States of America, and (iv) credit agreements entered into or to be entered into by KOF with foreign financial institutions.

4.

Appear before a notary public or public attester, any authority, institution or any person in Mexico or abroad, to sign the agreements, contracts, instruments or documents described in (a) above, as well as to sign any other document related thereto, and sign the securities that document the stock certificates or other securities mentioned in (a) above.

Within the specialty of the power of attorney granted, the Attorneys-in-Fact will have all the general powers for acts of administration and to subscribe debt instruments, with all the general and special powers that require a special clause in accordance with the law, without any limitation, in the terms of the second paragraph of article 2554 (two thousand five hundred fifty-four) of the Federal Civil Code and its correlative articles in the Civil Codes of the other states of Mexico and article 9 (nine) of the General Law of Securities and Credit Transactions.

In the exercise of this power of attorney, the Attorneys-in-Fact may NOT delegate or substitute all or part of the powers granted to them.

Coca-Cola FEMSA, S.A.B. de C.V.

GRANTOR: GRUPO EMBOTELLADOR CIMSA, S. DE R.L. DE C.V.

Non-delegable Special Power of Attorney in favor of José Castro Godard, Jonas Lucio Maia, Carlos Luis Díaz Sáenz, José Luis de Cortina Ochoa, Gustavo Efraín Castillo Jaramillo, Gerardo Cruz Celaya, Marlene Fernanda Castillo Jiménez and Allan Israel Muñoz Parra (the “Attorneys-in-Fact”), to the effect that jointly any (2) of the Attorneys-in-Fact:

5.

Subscribe, enter into or grant stipulations in favor of third parties, guarantees and any other contracts, instruments or documents in order to unconditionally and irrevocably guarantee the payment obligations of Coca-Cola FEMSA, S.A.B. de C.V. (“KOF”) under any (i) stock certificates or other securities to be issued by KOF in the United Mexican States (“Mexico”), (ii) credit agreements entered into or to be entered into by KOF in Mexico, (iii) securities (notes) issued or to be issued by KOF under the laws of the United States of America, and (iv) credit agreements entered into or to be entered into by KOF with foreign financial institutions.

6.

Appear before a notary public or public attester, any authority, institution or any person in Mexico or abroad, to sign the agreements, contracts, instruments or documents described in (a) above, as well as to sign any other document related thereto, and sign the securities that document the stock certificates or other securities mentioned in (a) above.

Within the specialty of the power of attorney granted, the Attorneys-in-Fact will have all the general powers for acts of administration and to subscribe debt instruments, with all the general and special powers that require a special clause in accordance with the law, without any limitation, in the terms of the second paragraph of article 2554 (two thousand five hundred fifty-four) of the Federal Civil Code and its correlative articles in the Civil Codes of the other states of Mexico and article 9 (nine) of the General Law of Securities and Credit Transactions.

In the exercise of this power of attorney, the Attorneys-in-Fact may NOT delegate or substitute all or part of the powers granted to them.

Coca-Cola FEMSA, S.A.B. de C.V.

GRANTOR: PROPIMEX, S. DE R.L. DE C.V.

Non-delegable Special Power of Attorney in favor of José Castro Godard, Jonas Lucio Maia, Carlos Luis Díaz Sáenz, José Luis de Cortina Ochoa, Gustavo Efraín Castillo Jaramillo, Gerardo Cruz Celaya, Marlene Fernanda Castillo Jiménez and Allan Israel Muñoz Parra (the “Attorneys-in-Fact”), to the effect that jointly any (2) of the Attorneys-in-Fact:

7.

Subscribe, enter into or grant stipulations in favor of third parties, guarantees and any other contracts, instruments or documents in order to unconditionally and irrevocably guarantee the payment obligations of Coca-Cola FEMSA, S.A.B. de C.V. (“KOF”) under any (i) stock certificates or other securities to be issued by KOF in the United Mexican States (“Mexico”), (ii) credit agreements entered into or to be entered into by KOF in Mexico, (iii) securities (notes) issued or to be issued by KOF under the laws of the United States of America, and (iv) credit agreements entered into or to be entered into by KOF with foreign financial institutions.

8.

Appear before a notary public or public attester, any authority, institution or any person in Mexico or abroad, to sign the agreements, contracts, instruments or documents described in (a) above, as well as to sign any other document related thereto, and sign the securities that document the stock certificates or other securities mentioned in (a) above.

Within the specialty of the power of attorney granted, the Attorneys-in-Fact will have all the general powers for acts of administration and to subscribe debt instruments, with all the general and special powers that require a special clause in accordance with the law, without any limitation, in the terms of the second paragraph of article 2554 (two thousand five hundred fifty-four) of the Federal Civil Code and its correlative articles in the Civil Codes of the other states of Mexico and article 9 (nine) of the General Law of Securities and Credit Transactions.

In the exercise of this power of attorney, the Attorneys-in-Fact may NOT delegate or substitute all or part of the powers granted to them.

Coca-Cola FEMSA, S.A.B. de C.V.

GRANTOR: COMERCIALIZADORA LA PUREZA DE BEBIDAS, S. DE R.L. DE C.V.

Non-delegable Special Power of Attorney in favor of José Castro Godard, Jonas Lucio Maia, Carlos Luis Díaz Sáenz, José Luis de Cortina Ochoa, Gustavo Efraín Castillo Jaramillo, Gerardo Cruz Celaya, Marlene Fernanda Castillo Jiménez and Allan Israel Muñoz Parra (the “Attorneys-in-Fact”), to the effect that jointly any (2) of the Attorneys-in-Fact:

9.

Subscribe, enter into or grant stipulations in favor of third parties, guarantees and any other contracts, instruments or documents in order to unconditionally and irrevocably guarantee the payment obligations of Coca-Cola FEMSA, S.A.B. de C.V. (“KOF”) under any (i) stock certificates or other securities to be issued by KOF in the United Mexican States (“Mexico”), (ii) credit agreements entered into or to be entered into by KOF in Mexico, (iii) securities (notes) issued or to be issued by KOF under the laws of the United States of America, and (iv) credit agreements entered into or to be entered into by KOF with foreign financial institutions.

10.

Appear before a notary public or public attester, any authority, institution or any person in Mexico or abroad, to sign the agreements, contracts, instruments or documents described in (a) above, as well as to sign any other document related thereto, and sign the securities that document the stock certificates or other securities mentioned in (a) above.

Within the specialty of the power of attorney granted, the Attorneys-in-Fact will have all the general powers for acts of administration and to subscribe debt instruments, with all the general and special powers that require a special clause in accordance with the law, without any limitation, in the terms of the second paragraph of article 2554 (two thousand five hundred fifty-four) of the Federal Civil Code and its correlative articles in the Civil Codes of the other states of Mexico and article 9 (nine) of the General Law of Securities and Credit Transactions.

In the exercise of this power of attorney, the Attorneys-in-Fact may NOT delegate or substitute all or part of the powers granted to them.

Coca-Cola FEMSA, S.A.B. de C.V.

GRANTOR: YOLI DE ACAPULCO, S. DE R.L. DE C.V.

Non-delegable Special Power of Attorney in favor of José Castro Godard, Jonas Lucio Maia, Carlos Luis Díaz Sáenz, José Luis de Cortina Ochoa, Gustavo Efraín Castillo Jaramillo, Gerardo Cruz Celaya, Marlene Fernanda Castillo Jiménez and Allan Israel Muñoz Parra (the “Attorneys-in-Fact”), to the effect that jointly any (2) of the Attorneys-in-Fact:

11.

Subscribe, enter into or grant stipulations in favor of third parties, guarantees and any other contracts, instruments or documents in order to unconditionally and irrevocably guarantee the payment obligations of Coca-Cola FEMSA, S.A.B. de C.V. (“KOF”) under any (i) stock certificates or other securities to be issued by KOF in the United Mexican States (“Mexico”), (ii) credit agreements entered into or to be entered into by KOF in Mexico, (iii) securities (notes) issued or to be issued by KOF under the laws of the United States of America, and (iv) credit agreements entered into or to be entered into by KOF with foreign financial institutions.

12.

Appear before a notary public or public attester, any authority, institution or any person in Mexico or abroad, to sign the agreements, contracts, instruments or documents described in (a) above, as well as to sign any other document related thereto, and sign the securities that document the stock certificates or other securities mentioned in (a) above.

Within the specialty of the power of attorney granted, the Attorneys-in-Fact will have all the general powers for acts of administration and to subscribe debt instruments, with all the general and special powers that require a special clause in accordance with the law, without any limitation, in the terms of the second paragraph of article 2554 (two thousand five hundred fifty-four) of the Federal Civil Code and its correlative articles in the Civil Codes of the other states of Mexico and article 9 (nine) of the General Law of Securities and Credit Transactions.

In the exercise of this power of attorney, the Attorneys-in-Fact may NOT delegate or substitute all or part of the powers granted to them.